UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EQUITY BANCSHARES, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

EQUITY BANCSHARES, INC. 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on April 22, 2020

Stockholders are cordially invited to attend the Annual Meeting and vote in person.

At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2020 Annual Meeting of Stockholders of Equity Bancshares, Inc. will be held on April 22, 2020, at 10:00 a.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

The Annual Meeting is being held for the following purposes:

(1)

To elect one Class II and three Class III members to the Company’s Board of Directors to serve until the Company’s 2021 and 2023 Annual Meeting of Stockholders, respectively, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

(2)	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

(3)	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1 and “FOR” Proposal 2.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.
MOBILE VOTING On your Smartphone/Tablet, open the QR Reader
and scan the below image. Once the voting site is displayed, enter your Control Number from the	CONTROL NUMBER
proxy card and vote your shares.

The Proxy Materials are available for review at:

investor.equitybank.com

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to be Held on April 22, 2020

The following Proxy Materials are available to you to review at: investor.equitybank.com.

•	the Company’s Annual Report for the year ended December 31, 2019;

•	the Company’s 2020 Proxy Statement;

•	the Proxy Card; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before April 8, 2020 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,

or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.